Wilmington Funds

Wilmington Small-Cap Strategy Fund

Supplement dated April 4, 2012 to the Wilmington Funds (the “Funds” or the “Trust”) Prospectus dated December 30, 2011 (the “Prospectus”)

Effective April 4, 2012, the information in the Prospectus will be amended, supplemented, or replaced as follows:

1. The following supplements and amends information on page 25 of the Prospectus, under the section entitled “Fees and Expenses”:

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and I Shares. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

2. The following supplements, amends and replaces the “Annual Fund Operating Expenses” table and “Example” on page 25 of the Prospectus:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.48%	0.48%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	1.34%	1.09%
Fee Waivers and/or Expense Reimbursements(1)	(0.78%)	(0.78%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	0.56%	0.31%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.50% and 0.25%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2013, or with the agreement of the Fund’s Board of Trustees.
(2)	The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table have been restated to reflect revised Acquired Fund Fees and Expenses. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$604	$878	$1,173	$2,010
Class I
Expenses assuming redemption	$32	$269	$525	$1,258

3. The following supplements and amends information on page 43-44 of the Prospectus, under the section entitled “Investing in Securities of Other Investment Companies”:

Investing In Securities Of Other Investment Companies

A Fund may invest its assets in securities of other investment companies, including certain exchange-traded funds (“ETFs”), business development companies (“BDCs”) and the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. SEC rules require that any expenses incurred by certain ETFs, BDCs and other investment companies be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.”

The shares of most ETFs are listed and traded on stock exchanges at market prices, although some shares may be redeemable at net asset value for cash or securities. A Fund may invest in ETFs in order to achieve exposure to a specific region, country or market sector, or for other reasons consistent with its investment strategy. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs generally do not charge initial sales charges or redemption fees but investors pay customary brokerage commissions and fees to buy and sell ETF Shares.

A fund may invest in BDCs, a special type of closed-end investment company that tends to invest in small, developing, financially troubled, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. As noted above, these expenses are included in a fund’s expense ratio although they are not direct expenses paid by fund shareholders, are not used to calculate the fund’s net asset value, and are not included in a fund’s financial statements.

Pursuant to an SEC exemption, each of the Funds is permitted to invest in Shares of the Wilmington Money Market Funds as a means of managing their uninvested cash. These investments will cause a duplication of expenses. The Advisor may waive certain fees in connection with these investments.

Please keep this Supplement for future reference.

Supplement dated April 4, 2012 to the Wilmington Funds (the “Funds”) Statement of Additional Information dated December 30, 2011 ) (the “SAI”)

Effective April 4, 2012, the information in the SAI will be amended, supplemented, or replaced as follows:

The following supplements and amends information on page 28 of the SAI, under the section entitled “Securities, Descriptions, Risks and Techniques”:

Investing in Securities of Other Investment Companies

A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing any uninvested cash. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

Please keep this Supplement for future reference.